Exhibit 99

              COMMERCIAL BANCORPORATION OF COLORADO
                         Century Bank Plaza
                     3300 East First Avenue
                     Denver, Colorado 80206

                     THIS PROXY IS SOLICITED
                    BY THE BOARD OF DIRECTORS
                             FOR THE
                 SPECIAL MEETING OF SHAREHOLDERS
                   TUESDAY, FEBRUARY 22, 1994


          The undersigned shareholder of COMMERCIAL BANCORPORATION OF COLORADO, a Colorado corporation ("CBC"), acknowledges receipt of the Notice of Special Meeting of Shareholders ("Special Meeting') to be held at the offices of CBC, Century Bank Plaza, 3300 East First Avenue, Denver, Colorado, on Tuesday, February 22, 1994, at 2:00 p.m. Mountain Time, and the Proxy Statement ("Proxy Statement") that accompanied the Notice of Special Meeting and hereby appoints Jon P. Coates and Paul G. West, or either of them, each with the power of substitution, as Attorneys and Proxies, to vote all of the shares of Class A Common Stock held by the undersigned at the Special Meeting and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof. The above-named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

1. Approval of the Merger Agreement pursuant to which CBC will merge with and into a wholly owned direct subsidiary of KeyCorp, as further described in the Proxy Statement:

     FOR [   ]        AGAINST [    ]       ABSTAIN [    ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special
     Meeting or any adjournment or adjournments thereof.

     FOR [   ]        AGAINST [    ]       ABSTAIN [    ]


                (Proxy continued on reverse side)


          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

          Please sign your name exactly as it appears on your stock certificate.
Date:  ______________________, 1994.

PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY                _______________________________
IMMEDIATELY.  IF SHARES ARE      Signature
HELD JOINTLY, EACH HOLDER
SHOULD SIGN.  EXECUTORS,
TRUSTEES, AND OTHER
FIDUCIARIES SHOULD SO INDICATE   _______________________________
WHEN SIGNING.  FOR A             Signature
CORPORATION OR A PARTNERSHIP,
PLEASE SIGN IN THE FULL
CORPORATE NAME BY THE
PRESIDENT OR OTHER               _______________________________
AUTHORIZED OFFICER OR THE        (Print or Type Name of Person(s)
FULL PARTNERSHIP NAME BY AN       Executing Proxy)
AUTHORIZED PERSON, AS THE
CASE MAY BE.  IN ALL CASES,
PLEASE PRINT OR TYPE THE NAME
OF THE PERSON(S) EXECUTING       _______________________________
THE PROXY AND THE TITLE (IF      (Print or Type Title of Person
APPLICABLE) OF SUCH PERSON IN     Executing Proxy, if Applicable)
THE SPACES PROVIDED.


          PLEASE PROVIDE THE INFORMATION REQUESTED ABOVE AND SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

              COMMERCIAL BANCORPORATION OF COLORADO
                         Century Bank Plaza
                     3300 East First Avenue
                     Denver, Colorado 80206

                     THIS PROXY IS SOLICITED
                    BY THE BOARD OF DIRECTORS
                             FOR THE
                 SPECIAL MEETING OF SHAREHOLDERS
                   TUESDAY, FEBRUARY 22, 1994


          The undersigned shareholder of COMMERCIAL BANCORPORATION OF COLORADO, a Colorado corporation ("CBC"), acknowledges receipt of the Notice of Special Meeting of Shareholders ("Special Meeting') to be held at the offices of CBC, Century Bank Plaza, 3300 East First Avenue, Denver, Colorado, on Tuesday, February 22, 1994, at 2:00 p.m. Mountain Time, and the Proxy Statement ("Proxy Statement") that accompanied the Notice of Special Meeting and hereby appoints Jon P. Coates and Paul G. West, or either of them, each with the power of substitution, as Attorneys and Proxies, to vote all of the shares of Class B Common Stock held by the undersigned at the Special Meeting and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof. The above-named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

1. Approval of the Merger Agreement pursuant to which CBC will merge with and into a wholly owned direct subsidiary of KeyCorp, as further described in the Proxy Statement:

     FOR [   ]        AGAINST [    ]       ABSTAIN [    ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special
     Meeting or any adjournment or adjournments thereof.

     FOR [   ]        AGAINST [    ]       ABSTAIN [    ]


                (Proxy continued on reverse side)


          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

          Please sign your name exactly as it appears on your stock certificate.

Date:  ______________________, 1994.

PLEASE MARK, SIGN, DATE AND
RETURN THIS PROXY                _______________________________
IMMEDIATELY.  IF SHARES ARE      Signature
HELD JOINTLY, EACH HOLDER
SHOULD SIGN.  EXECUTORS,
TRUSTEES, AND OTHER
FIDUCIARIES SHOULD SO INDICATE   _______________________________
WHEN SIGNING.  FOR A             Signature
CORPORATION OR A PARTNERSHIP,
PLEASE SIGN IN THE FULL
CORPORATE NAME BY THE
PRESIDENT OR OTHER               _______________________________
AUTHORIZED OFFICER OR THE        (Print or Type Name of Person(s)
FULL PARTNERSHIP NAME BY AN       Executing Proxy)
AUTHORIZED PERSON, AS THE
CASE MAY BE.  IN ALL CASES,
PLEASE PRINT OR TYPE THE NAME
OF THE PERSON(S) EXECUTING       _______________________________
THE PROXY AND THE TITLE (IF      (Print or Type Title of Person
APPLICABLE) OF SUCH PERSON IN     Executing Proxy, if Applicable)
THE SPACES PROVIDED.


          PLEASE PROVIDE THE INFORMATION REQUESTED ABOVE AND SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.